UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 29, 2007
(Date of earliest event reported)

                          MORGAN STANLEY CAPITAL I INC.
                          -----------------------------
                         (Exact name of issuing entity)

          Delaware                 333-143623                 13-3291626
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)             File No.)                Identification No.)

   1585 Broadway, New York, New York                             10036
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(Address of principal executive offices)                       (Zip Code)

Registrant's Telephone Number, including area code   (212) 761-4700
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.
            ------------

      On April 1, 2008, the Registrant amended its prospectus, dated February 1, 2008 (the "Prospectus"), as follows:

      In the section entitled "Incorporation of Information by Reference" on page 121 of the Prospectus, the first sentence of the second paragraph is amended and restated to read "All documents and reports filed, or caused to be filed, by Morgan Stanley Capital I Inc. with respect to a trust fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than any Form 10-K) prior to the termination of an offering of certificates are incorporated in this prospectus by reference."

      Accordingly, any information on Form 10-K filed in connection with any issuing entity whose securities were issued under the registration statement will not be incorporated by reference into the prospectus or the registration statement.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits - Not Applicable

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 1, 2008


                                       MORGAN STANLEY CAPITAL I INC.


                                       By:   /s/ Warren Friend
                                          ---------------------
                                          Name:  Warren Friend
                                          Title: Vice President